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                                    Columbia



                                 COLUMBIA FUNDS


                                Supplement to the
                            Columbia Funds Prospectus
                             dated February 24, 1997


     On August 14, 1997, Columbia Funds Management Company ("CFMC"), the Funds' current investment advisor, Columbia Management Co. ("CMC"), Columbia Trust Company ("CTC"), the Funds' transfer agent, and Columbia Financial Center Incorporated ("CFCI"), the Funds' Distributor, announced that they had entered into an agreement to be acquired by Fleet Financial Group, Inc. ("Fleet"). Under the agreement, CFMC, CMC, CTC and CFCI will become subsidiaries of Fleet National Bank, a wholly owned subsidiary of Fleet. The agreement calls for CFMC, CMC, CTC and CFCI to operate as autonomous business units of Fleet, and there are no plans to change the Funds, the portfolio managers for each of the Funds, or the key individuals responsible for providing account services.

     The proposed change in ownership of CFMC will, however, cause an "assignment" (as that term is defined under the Investment Company Act of 1940 (the "1940 Act")) of each Fund's investment advisory contract with CFMC. Under the 1940 Act and the investment advisory contract, an assignment results in the automatic termination of the investment advisory contract. At a meeting held on September 26th, 1997, the Board of Directors of each Fund approved a new investment advisory contract between the Fund and CFMC and recommended that the new investment advisory contract be submitted to the Fund's shareholders for approval. The essential terms of the new investment advisory contract approved by each Board, including the investment advisory fees, are the same as those under the current investment advisory contract.

     Shareholders of the Funds will be receiving a proxy statement describing the transaction with Fleet in more detail and seeking shareholder approval of the new investment advisory contract. Subject to the receipt of such approval and the satisfaction of certain other conditions, it is presently anticipated that the closing of the transaction will occur by the end of the year.


                               September 30, 1997